UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM N-CSR


                CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                 Investment Company Act file number:  811-02383

                         ALLIANCEBERNSTEIN BOND FUND, INC.


                  (Exact name of registrant as specified in charter)


               1345 Avenue of the Americas, New York, New York 10105
                (Address of principal executive offices) (Zip code)


                                    Mark R. Manley
                           Alliance Capital Management, L.P.
                               1345 Avenue of the Americas
                                 New York, New York 10105
                          (Name and address of agent for service)

          Registrant?s telephone number, including area code:  (800) 221-5672

                    Date of fiscal year end:  September 30, 2004

                    Date of reporting period:  September 30, 2004


ITEM 1.  REPORTS TO STOCKHOLDERS.



AllianceBernstein Bond Fund
Corporate Bond Portfolio

Corporate Fixed Income

Annual Report--September 30, 2004

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Beginning in February 2005, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q will also be able to be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Alliance publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

November 18, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund Corporate Bond Portfolio (the "Portfolio") for the annual reporting period ended September 30, 2004.

Investment Objective and Policies

The primary objective of this open-end Portfolio is to maximize income over the long-term, to the extent consistent with providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Portfolio seeks capital appreciation. To achieve its objectives, the Portfolio invests primarily in corporate bonds. The Portfolio may also hold debt securities issued by the U.S. and foreign governments. While the Portfolio invests primarily in investment-grade debt securities (currently 65%), it may also invest a significant amount of its assets in lower-rated debt securities.

Investment Results

The table on page 5 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) Long Baa U.S. Credit Index for the six- and 12-month periods ended September 30, 2004. We have also included performance for the Lipper Corporate Debt Funds BBB-Rated Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees.

The Portfolio's Class A shares slightly underperformed the LB Long Baa U.S. Credit Index for the annual reporting period but outperformed the Lipper Corporate Debt Funds BBB-Rated Average, an average of a universe of similarly managed funds. Detracting from the Portfolio's relative performance was the shorter duration of its portfolio (6.01 years) relative to the LB Long Baa U.S. Credit Index (11.02 years). During the period, longer duration corporates outperformed. The largest positive contributor to the Portfolio's performance was its high yield allocation, which outperformed relative to the Portfolio's investment-grade only index. High yield was the best performing sector for the period within the U.S. fixed income markets. Also contributing positively to performance was the Portfolio's underweighted position in the non-corporate component of the benchmark and the sector, as well as security selection in the Portfolio's energy holdings. Additionally, an overweighted position of the Portfolio's insurance holdings, particularly property and casualty, as well as the issuer selection within that industry, contributed positively to relative returns. The Portfolio's overweighted allocation in the wireless communications sector also contributed positively to performance.

Market Review and Investment Strategy

During the annual reporting period, both investment-grade and high yield corporates provided robust returns, which benefited from a stronger economy and improving credit fundamentals. Record free cash flow and improving profitability, plus declining leverage driven by a stronger economy, led the credit sectors to outperform. The decline in the ratio of downgrades to upgrades reflected the improvement


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 1


in credit fundamentals. According to the LB Long Baa U.S. Credit Index, the long Baa investment-grade corporate market posted a solid 8.04% positive return for the 12-month period ended September 30, 2004. This strong return, however, masked volatility within bond market returns during the year. In April, a surprisingly strong employment number jolted the fixed income market and led to a sharp bond market sell-off. In a third quarter reversal, bond markets rallied back sharply as investors worried that higher oil prices, disappointing job data and lower consumer confidence would slow the rate at which the Federal Reserve would tighten monetary policy. For the annual period under review, lower-rated Baa corporates outperformed higher quality rated corporates and longer duration corporates outperformed shorter duration corporates.

On a nominal basis, top performing industries within the investment-grade corporate sector included autos, airlines, tobacco, services and home construction. Underperforming industries included media/cable, consumer products, retailers, finance and wireline communications.

Returns within the high yield sector were even stronger for the period. According to the Lehman Brothers (LB) High Yield Index, the high yield market posted a robust 12.55% positive return for the 12-month period ended September 30, 2004. High yield securities have benefited from steadily improving credit fundamentals, as reflected in low default rates. The high yield default rate, as measured by Moody's Investors Service, declined to 1.0% in September, well below the 9.4% peak of January 2002. Spread levels for high yield compressed 103 basis points to 414 basis points above like-duration Treasuries. By industry, finance, metals/mining, consumer products, utilities and media/cable outperformed, while telecommunications, health care, media non-cable and food/beverage underperformed within the LB High Yield Index.

Within the investment-grade corporate sector, we overweighted crossover and lower-rated Baa issuers that we believed to be undervalued and would benefit most from an improving economy. We also overweighted the Portfolio's holdings in the automotive and cable/media sectors early in the period based on value. Subsequently, we reduced the auto sector to an underweighted position after that industry experienced dramatic spread tightening, and more recently, buffeted by weaker employment data and high energy prices that have hurt sales. As spread dispersion among industries narrowed during the reporting period, our strategy turned more toward specific issuer selection and diversifying portfolio holdings across industry sectors.

Within the Portfolio's high yield allocation, one of its largest industry concentrations was wireless communications. Within the wireless sector, we were focused on rural providers that have less competition, that are less af


2 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


fected by the implementation of number portability, and that have improved balance sheets as a result of recent capital-market transactions. We continued to have an underweighted position in lower-rated utilities, but held a significant position in crossover utilities. In addition, the duration strategy of the Portfolio continued to reflect the expectation of eventual higher rates with the Portfolio's duration positioned well short of the LB Long Baa U.S. Credit benchmark.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Class R and Advisor Class shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Long Baa U.S. Credit Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB-Rated Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended September 30, 2004, the Lipper Average consisted of 183 and 175 funds, respectively. Investors cannot invest directly in an index or an average, and their results are not indicative of any specific investment, including the Portfolio.

A Word About Risk

The Portfolio invests a portion of its assets in foreign securities which may magnify fluctuations, particularly in emerging markets. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio may also invest a portion of its assets in below investment-grade securities which are subject to greater risk than higher-rated securities. While the Portfolio invests principally in bonds and other fixed income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)

Historical Performance

THE PORTFOLIO VS. ITS BENCHMARK                     Returns
                                            ----------------------
PERIODS ENDED SEPTEMBER 30, 2004              6 Months    12 Months
AllianceBernstein Bond Fund Corporate
Bond Portfolio
Class A                                          2.26%     8.01%
Class B                                          1.90%     7.26%
Class C                                          1.90%     7.35%
Class R                                          2.16%     8.04%*
Advisor Class                                    2.42%     8.34%
Lehman Brothers Long Baa U.S. Credit Index       1.53%     8.04%
Lipper Corporate Debt Funds BBB-Rated
  Funds Average                                  0.63%     4.76%
* Since Inception: The Class R share inception date is 11/3/03.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/94 TO 9/30/04

AllianceBernstein Bond Fund Corporate Bond Portfolio Class A: $20,381 Lehman Brothers Long Baa U.S. Credit Index: $25,442

[The following was depicted in a mountain chart]

           AllianceBernstein       Lehman Brothers
           Bond Fund Corporate     Long BAA U.S.
           Bond Portfolio          Credit Bond Index
           Class A

9/30/94     9,575                  10,000
9/30/95    10,822                  12,314
9/30/96    12,008                  12,810
9/30/97    14,191                  14,649
9/30/98    13,598                  16,251
9/30/99    14,027                  15,721
9/30/00    15,152                  16,452
9/30/01    16,305                  18,377
9/30/02    15,576                  19,481
9/30/03    18,869                  23,459
9/30/04    20,381                  25,442

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Corporate Bond Portfolio Class A shares (from 9/30/94 to 9/30/04) as compared to the performance of its benchmark.

See Historical Performance and Benchmark disclosures on previous page. (Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2004
                    NAV Return  SEC Returns
Class A Shares
1 Year              8.01%       3.43%
5 Years             7.75%       6.83%
10 Years            7.84%       7.38%
SEC Yield**         6.08%
Class B Shares
1 Year              7.26%       4.26%
5 Years             6.96%       6.96%
10 Years(a)         7.40%       7.40%
SEC Yield **        5.63%
Class C Shares
1 Year              7.35%       6.35%
5 Years             7.00%       7.00%
10 Years            7.09%       7.09%
SEC Yield**         5.63%
Class R Shares
1 Year              2.16%
Since Inception*    8.04%
SEC Yield**         6.15%
Advisor Class Shares
1 Year              8.34%
Since Inception*   16.14%
SEC Yield **        6.71%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)

Class A Shares
1 Year                          3.43%
5 Years                         6.83%
10 Years                        7.38%
Class B Shares
1 Year                          4.26%
5 Years                         6.96%
10 Years(a)                     7.40%
Class C Shares
1 Year                          6.35%
5 Years                         7.00%
10 Years                        7.09%

* Inception dates: 11/3/03 for Class R shares and 8/8/02 for Advisor Class shares.
** SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2004.
(a) Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on page 4.


6 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


FUND EXPENSES

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning                 Ending
                                           Account Value          Account Value      Expenses Paid
                                           April 1, 2004     September 30, 2004       During Period*
Class A
Actual                                           $ 1,000           $ 1,022.59             $ 5.61
Hypothetical (5% return before expenses)         $ 1,000           $ 1,019.45             $ 5.60
Class B
Actual                                           $ 1,000           $ 1,019.01             $ 9.29
Hypothetical (5% return before expenses)         $ 1,000           $ 1,015.80             $ 9.27
Class C
Actual                                           $ 1,000           $ 1,019.00             $ 9.19
Hypothetical (5% return before expenses)         $ 1,000           $ 1,015.90             $ 9.17
Class R
Actual                                           $ 1,000           $ 1,021.56             $ 6.62
Hypothetical (5% return before expenses)         $ 1,000           $ 1,018.45             $ 6.61
Advisor Class
Actual                                           $ 1,000           $ 1,024.15             $ 4.25
Hypothetical (5% return before expenses)         $ 1,000           $ 1,020.80             $ 4.24

* Expenses are equal to the classes' annualized expense ratios of 1.11%, 1.84%, 1.82%, 1.31%, and 0.84%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (reflect the one-half year period).


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 7


PORTFOLIO SUMMARY
September 30, 2004

PORTFOLIO STATISTICS
Net Assets ($mil): $890.4

[Pie Chart Omitted]

SECURITY TYPE*
 5.5%    Preferred Stock

CORPORATE DEBT OBLIGATIONS
13.6%    Public Utilities-Electric & Gas
10.5%    Communications
 8.8%    Automotive
 8.6%    Banking
 5.8%    Paper/Packaging
 5.1%    Insurance
 4.9%    Cable
 4.5%    Building/Real Estate
 3.6%    Broadcasting/Media
 3.6%    Communications-Mobile
 3.5%    Petroleum Products
 3.3%    Financial
 3.1%    Supermarket/Drug
 3.0%    Energy
11.5%    Other

 1.1%    Short-Term



* All data is as of September 30, 2004. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 3% weightings in Aerospace/Defense, Chemicals, Containers, Electronic, Entertainment & Leisure, Food/Beverage, Gaming, Hotel/Lodging, Industrial, Metals/Mining, Publishing Services, Technology and Health Care.

8 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


PORTFOLIO OF INVESTMENTS
September 30, 2004


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-93.4%
Aerospace/Defense-1.3%
Goodrich Corp.
  7.00%, 4/15/38                             $   6,000         $6,415,920
  7.10%, 11/15/27                                5,000          5,418,080
                                                             ------------
                                                               11,834,000
                                                             ------------
Automotive-8.8%
Dana Corp.
  10.125%, 3/15/10                                2,769          3,142,815
Ford Motor Co.
  7.45%, 7/16/31 *                               15,000         14,707,950
Ford Motor Credit Co.
  7.375%, 2/01/11 *                              10,000         10,875,120
  7.875%, 6/15/10 *                              10,000         11,153,540
General Motors Acceptance Corp.
  8.00%, 11/01/31                                15,000         15,524,865
General Motors Corp.
  8.375%, 7/15/33 *                              17,500         18,581,010
TRW Automotive
  9.375%, 2/15/13                                 2,967          3,389,797
  11.00%, 2/15/13 *                               1,076          1,280,440
                                                              ------------
                                                                78,655,537
                                                              ------------
Banking-8.6%
CA Preferred Funding Trust
  7.00%, 1/30/09                                 17,000         17,620,823
Dime Capital Trust I
  Series A
  9.33%, 5/06/27                                  9,028         10,439,437
Dresdner Funding Trust I
  8.151%, 6/30/31(a)                             10,000         12,085,680
Great Western Financial Trust II
  8.206%, 2/01/27                                14,456         16,335,150
HVB Funding Trust III
  9.00%, 10/22/31(a)                              4,000          5,147,352
Mizuho Finance Group (Cayman Islands)
  8.375%, 4/27/09                                14,000         15,146,334
                                                              ------------
                                                                76,774,776
                                                              ------------
Broadcasting/Media-3.6%
Time Warner, Inc.
  7.625%, 4/15/31                                 5,000          5,754,995
  7.70%, 5/01/32                                 22,500         26,162,932
                                                              ------------
                                                                31,917,927
                                                              ------------
Building/Real Estate-4.5%
D.R. Horton, Inc.
  6.875%, 5/01/13                                 7,000          7,647,500
K. Hovnanian Enterprises, Inc.
  6.375%, 12/15/14 *                             10,000         10,125,000



ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 9


                                              Principal
                                                 Amount
                                                   (000)      U.S. $ Value
-------------------------------------------------------------------------------
KB HOME
  7.75%, 2/01/10                             $    2,775         $3,017,813
LNR Property Corp.
  7.625%, 7/15/13                                 2,910          3,186,450
Pulte Homes, Inc.
  6.375%, 5/15/33 *                               5,000          4,915,730
The Ryland Group, Inc.
  9.75%, 9/01/10                                  9,939         11,019,866
                                                              ------------
                                                                39,912,359
                                                              ------------
Cable-4.9%
AT&T Broadband Corp.
  9.455%, 11/15/22                               20,420         27,369,682
Cablevision Systems New York Group
  8.00%, 4/15/12(a)*                              3,995          4,174,775
CSC Holdings, Inc.
  6.75%, 4/15/12(a)                               1,005          1,007,512
Insight Midwest LP
  9.75%, 10/01/09                                 2,000          2,090,000
Rogers Cable, Inc. (Canada)
  5.50%, 3/15/14 *                                9,500          8,740,000
                                                              ------------
                                                                43,381,969
                                                              ------------
Chemicals-0.7%
Huntsman International LLC
  9.875%, 3/01/09 *                               6,000          6,615,000
                                                              ------------
Communications-10.6%
AT&T Corp.
  8.75%, 11/15/31                                 5,000          5,450,000
British Telecommunications Plc
  (United Kingdom)
  8.875%, 12/15/30                               13,000         17,078,152
Deutsche Telekom International Finance BV
  (Netherlands)
  8.75%, 6/15/30                                 10,000         12,925,780
Eircom Funding (Ireland)
  8.25%, 8/15/13                                  1,340          1,467,300
Sprint Capital Corp.
  8.75%, 3/15/32 *                               18,000         22,845,438
TCI Communications Financing III
  9.65%, 3/31/27                                  5,000          5,855,295
Telecom Italia Capital, SA (Luxembourg)
  4.00%, 1/15/10(a)                               5,000          4,962,185
Verizon New York, Inc. Series A
  6.875%, 4/01/12 *                              16,000         17,792,528
  7.375%, 4/01/32 *                               5,000          5,563,250
                                                              ------------
                                                                93,939,928
                                                              ------------
Communications-Mobile-3.6%
AT&T Wireless Services, Inc.
  8.125%, 5/01/12                                11,500         13,895,760



10 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Portfolio of Investments

                                              Principal
                                                 Amount
                                                   (000)      U.S. $ Value
-------------------------------------------------------------------------------
Nextel Communications, Inc.
  6.875%, 10/31/13                           $    5,000         $5,200,000
  9.375%, 11/15/09 *                              2,285          2,419,244
PanAmSat Corp.
  9.00%, 8/15/14(a)                               5,000          5,200,000
Rural Cellular Corp.
  8.25%, 3/15/12(a)*                              4,995          5,082,413
                                                              ------------
                                                                31,797,417
                                                              ------------
Containers-1.1%
Crown Euro Holdings, SA (France)
  9.50%, 3/01/11 *                                5,225          5,825,875
Greif Bros. Corp. Cl.A
  8.875%, 8/01/12                                 3,800          4,237,000
                                                              ------------
                                                                10,062,875
                                                              ------------
Electronics-0.2%
L-3 Communications Corp.
  6.125%, 7/15/13 *                               2,000          2,025,000
                                                              ------------
Energy-3.0%
Hilcorp Energy
  10.50%, 9/01/10(a)                              2,000          2,215,000
Kerr-McGee Corp.
  7.875%, 9/15/31                                21,000         24,829,917
                                                              ------------
                                                                27,044,917
                                                              ------------
Entertainment & Leisure-1.3%
Six Flags, Inc.
  9.50%, 2/01/09 *                                6,125          5,987,188
Universal City Development Partners
  11.75%, 4/01/10                                 5,055          5,889,075
                                                              ------------
                                                                11,876,263
                                                              ------------
Financial-3.3%
Duke Capital LLC
  8.00%, 10/01/19                                 9,000         10,762,965
iStar Financial, Inc.
  6.00%, 12/15/10                                 4,505          4,687,335
JSG Funding Plc (Ireland)
  9.625%, 10/01/12                                2,605          2,943,650
Transamerica Capital II
  7.65%, 12/01/26 (a)                            10,000         11,036,710
                                                              ------------
                                                                29,430,660
                                                              ------------
Food/Beverage-0.3%
Dole Food Co., Inc.
  8.875%, 3/15/11                                 2,170          2,359,875
                                                              ------------
Gaming-0.4%
Park Place Entertainment Corp.
  9.375%, 2/15/07                                 3,500          3,902,500
                                                              ------------



ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 11


                                              Principal
                                                 Amount
                                                   (000)      U.S. $ Value
-------------------------------------------------------------------------------
Healthcare-2.5%
HCA, Inc.
  5.75%, 3/15/14 *                           $   10,000         $9,913,530
  6.75%, 7/15/13 *                                6,000          6,378,600
  8.70%, 2/10/10                                  5,000          5,763,255
                                                              ------------
                                                                22,055,385
                                                              ------------
Hotel/Lodging-0.6%
Intrawest Corp. (Canada)
  7.50%, 10/15/13                                 5,000          5,181,250
                                                              ------------
Industrial-0.3%
SPX Corp.
  7.50%, 1/01/13                                  2,345          2,383,106
                                                              ------------
Insurance-5.1%
Assurant, Inc.
  6.75%, 2/15/34                                  6,500          6,826,573
Crum & Forster Holdings Corp.
  10.375%, 6/15/13                                1,935          2,065,613
Mangrove Bay PassThru Trust
  6.102%, 7/15/33(a)                             10,000         10,176,900
Ohio Casualty Corp.
  7.30%, 6/15/14                                  6,650          7,017,752
W. R. Berkley Corp.
  6.15%, 8/15/19                                  5,000          5,063,705
Zurich Capital Trust I
  8.376%, 6/01/37(a)                             12,500         14,265,312
                                                              ------------
                                                                45,415,855
                                                              ------------
Metals/Mining-0.3%
International Steel Group, Inc.
  6.50%, 4/15/14 (a)                              2,565          2,565,000
                                                              ------------
Paper/Packaging-5.8%
Abitibi-Consolidated, Inc. (Canada)
  8.85%, 8/01/30 *                                4,220          4,177,800
Anchor Glass Container Corp.
  11.00%, 2/15/13 *                               2,510          2,861,400
Berry Plastics Corp.
  10.75%, 7/15/12                                 3,925          4,435,250
Georgia-Pacific Corp.
  9.375%, 2/01/13                                 2,500          2,943,750
Norske Skogindustrier ASA (Norway)
  7.625%, 10/15/11(a)                            10,000         11,368,670
Owens-Brockway Glass Container
  8.875%, 2/15/09 *                               7,660          8,330,250
Pliant Corp.
  13.00%, 6/01/10 *                               1,980          1,702,800
Smurfit-Stone Container Corp.
  8.25%, 10/01/12 *                               4,205          4,636,012



12 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Portfolio of Investments

                                              Principal
                                                 Amount
                                                   (000)      U.S. $ Value
-------------------------------------------------------------------------------
Weyerhaeuser Co.
  6.875%, 12/15/33 *                        $    10,000        $10,847,130
                                                              ------------
                                                                51,303,062
                                                              ------------
Petroleum Products-3.5%
Amerada Hess Corp.
  7.125%, 3/15/33                                11,000         11,810,623
  7.875%, 10/01/29                               10,000         11,563,980
Enterprise Products Operating LP
  6.65%, 10/15/34(a)                              8,000          8,020,432
                                                              ------------
                                                                31,395,035
                                                              ------------
Public Utilities-Electric & Gas-13.6%
AVA Capital Trust III
  6.50%, 4/01/34                                 10,000         10,037,500
Calenergy Co., Inc.
  8.48%, 9/15/28                                 23,000         29,185,459
CenterPoint Energy Resources Corp.
  Series B
  7.875%, 4/01/13 *                              19,935         23,498,780
Dominion Resources Capital Trust III
  8.40%, 1/15/31                                 21,000         25,711,539
FirstEnergy Corp.
  7.375%, 11/15/31                               24,480         27,493,292
Semco Energy, Inc.
  7.125%, 5/15/08                                   415            437,825
  7.75%, 5/15/13                                  1,585          1,707,838
The AES Corp.
  8.75%, 5/15/13(a)                                 955          1,076,763
  9.00%, 5/15/15(a)                               1,565          1,764,537
                                                              ------------
                                                               120,913,533
                                                              ------------
Publishing-0.9%
Dex Media East LLC
  9.875%, 11/15/09                                4,000          4,600,000
Dex Media West LLC Series B
  8.50%, 8/15/10                                    585            663,975
  9.875%, 8/15/13 *                               2,251          2,644,925
                                                              ------------
                                                                 7,908,900
                                                              ------------
Services-0.9%
Iron Mountain, Inc.
  8.625%, 4/01/13                                 5,000          5,425,000
Service Corp.
  6.00%, 12/15/05                                   203            208,583
Service Corporation International
  7.70%, 4/15/09 *                                2,500          2,693,750
                                                              ------------
                                                                 8,327,333
                                                              ------------
Supermarket/Drug-3.1%
Delhaize America, Inc.
  9.00%, 4/15/31                                 18,555         22,328,141
Safeway, Inc.
  5.625%, 8/15/14                                 5,500          5,618,508
                                                              ------------
                                                                27,946,649
                                                              ------------



ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 13

                                            Contracts(b),
                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Technology-0.6%
Flextronics International, Ltd. (Singapore)
  6.50%, 5/15/13 *                           $    5,000         $5,112,500
                                                              ------------
Total Corporate Debt Obligations
  (cost $778,207,642)                                          832,038,611
                                                              ------------
PREFERRED STOCKS-5.5%
Banking-1.4%
CoBank
  Series B(a)                                   100,000          5,460,200
Corporate-Backed Trust Certificates
  Series LMG 2001-32                             73,000          1,930,850
Equity Residential
  Series N                                      200,000          4,950,000
                                                              ------------
                                                                12,341,050
                                                              ------------
Communications-4.1%
Centaur Funding Corp.
  (Cayman Islands) Series B(a)                   28,280         36,484,594
                                                              ------------
Total Preferred Stocks
  (cost $40,466,965)                                            48,825,644
                                                              ------------
CREDIT DEFAULT SWAPTIONS
PURCHASED-0.0%
Payer Swaptions:
General Motors Acceptance Corp.
  Expiring December '04 @ 2.20%
  6.875%, 8/28/12                                    10             44,000
General Motors Corp.
  Expiring December '04 @ 1.90%
  8.375%, 7/15/33                                    10             67,000
                                                              ------------
Total CreditDefault Swaptions Purchased
  (cost $265,000)                                                  111,000
                                                              ------------
SHORT-TERM INVESTMENT-1.1%
Time Deposit-1.1%
State Street Euro Dollar
  1.10%, 10/01/04
  (cost $10,163,000)                         $   10,163         10,163,000
                                                              ------------
Total Investments Before Security Lending
  Collateral
  (cost $829,102,607)                                            891,138,255
                                                              ------------



14 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

Portfolio of Investments

                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED-13.8%
Short-Term Investments
Deutsche Bank
  1.21%, 10/25/04                           $    15,000        $15,000,000
Federal Home Loan Bank
  1.27%-1.35%, 4/26/05-4/29/05                   20,000         20,000,000
Gotham Funding
  1.83%, 10/05/04                                20,000         19,992,883
Morgan Stanley
  1.89%-2.04%, 3/18/05-4/19/05                   30,000         30,000,000
Sigma Finance
  1.22%, 12/03/04                                10,000         10,000,000
UBS Finance
  1.88%, 10/01/04                                19,000         18,999,008
UBS Private Money Market Fund, LLC
  1.66%                                       8,430,071          8,430,071
                                                              ------------
Total Investment of Cash Collateral for
  Securities Loaned
  (cost $122,421,962)                                          122,421,962
                                                              ------------
Total Investments-113.8%
  (cost $951,524,569)                                        1,013,560,217
Other assets less liabilities-(13.8%)                         (123,148,132)
                                                              ------------
Net Assets-100%                                               $890,412,085
                                                              ============

CREDIT DEFAULT SWAP OPTIONS WRITTEN (see Note D)

                                                        Exercise    Expiration
Description                      Contracts(b)   Price    Month     U.S. $ Value
-------------------------------------------------------------------------------
Receiver Swaptions:
CenterPoint Energy Resources Corp.    15        0.65%  December '04   $(37,500)
General Motors Acceptance Corp.       10        1.60   December '04    (36,000)
General Motors Corp.                  10        1.90   December '04    (51,000)
                                                                    -----------
(premiums received $119,500)                                        $ (124,500)
                                                                    -----------

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

                                   Notional
Swap Counterparty &                 Amount   Interest Termination   Unrealized
Referenced Obligation                (000)      Rate    Date       Depreciation
-------------------------------------------------------------------------------
Buy:
Lehman Brothers
Delhaize America, Inc.
8.125%, 04/15/11                    15,000     1.00%   9/20/07     $  (111,033)



ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 15


INTEREST RATE SWAP CONTRACTS (see Note D)

                                                      Rate Type
                                           -----------------------------------
                   Notional                   Payments           Payments           Unrealized
     Swap           Amount    Termination      made by          received by        Appreciation/
Counterparty        (000)        Date       the Portfolio      the Portfolio       (Depreciation)
------------------------------------------------------------------------------------------------
J. P. Morgan       150,000     09/30/10         4.216%           85.10% of          $  755,274
                                                              3 Month LIBOR(t)
J. P. Morgan       115,000     09/01/14         4.692%           85.10% of          (1,697,927)
                                                              3 Month LIBOR(t)
J. P. Morgan       100,000     09/30/14         4.725%           85.10% of             751,977
                                                              3 Month LIBOR(t)


(t) LIBOR (London Interbank Offered Rate)

* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the aggregate market value of these securities amounted to $142,094,035 or 16.0% of net assets.

(b)  One contract relates to principal amout of $1,000,000.
     See notes to financial statements.

16 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
September 30, 2004

Assets
Investments in securities, at value (cost $951,524,569--
  including investment of cash collateral for
  securities loaned of $122,421,962)                          $1,013,560,217(a)
Receivable for investment securities sold                        260,025,067
Interest and dividends receivable                                 16,178,152
Receivable for capital stock sold                                  4,743,079
Unrealized appreciation of swap contracts                          1,507,251
                                                              --------------
Total assets                                                   1,296,013,766
                                                              --------------
Liabilities
Due to custodian                                                   2,442,864
Outstanding written swaptions, at value
  (premiums received $119,500)                                       124,500
Payable for investment securities purchased                      269,445,053
Payable for collateral on securities loaned                      122,421,962
Payable for capital stock redeemed                                 6,838,219
Unrealized depreciation of swap contracts                          1,808,960
Dividends payable                                                  1,430,654
Distribution fee payable                                             439,652
Advisory fee payable                                                 365,835
Transfer Agent fee payable                                           120,733
Accrued expenses                                                     163,249
                                                              --------------
Total liabilities                                                405,601,681
                                                              --------------
Net Assets                                                    $  890,412,085
                                                              ==============
Composition of Net Assets
Capital stock, at par                                         $       73,113
Additional paid-in capital                                     1,151,986,314
Undistributed net investment income                                  359,434
Accumulated net realized loss on investment transactions        (323,735,715)
Net unrealized appreciation of investments                        61,728,939
                                                              --------------
                                                              $  890,412,085
                                                              ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($512,458,159 / 42,060,995 shares of capital stock
  issued and outstanding)                                            $12.18
Sales charge--4.25% of public offering price                            .54
                                                                     ------
Maximum offering price                                               $12.72
                                                                     ======
Class B Shares
Net asset value and offering price per share
  ($251,172,386 / 20,641,234 shares of capital stock
  issued and outstanding)                                            $12.17
                                                                     ======
Class C Shares
Net asset value and offering price per share
  ($126,684,964 / 10,402,969 shares of capital stock
  issued and outstanding)                                            $12.18
                                                                     ======
Class R Shares
Net asset value, redemption and offering price per share
  ($10,309 / 846.055 shares of capital stock
  issued and outstanding)                                            $12.18
                                                                     ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($86,267 / 7,078 shares of capital stock
  issued and outstanding)                                            $12.19
                                                                     ======


(a) Includes securities on loan with a value of $113,076,983 (see Note E). See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 17


STATEMENT OF OPERATIONS
Year Ended September 30, 2004

Investment Income
Interest                                         $67,570,408
Dividends                                          4,880,100      $72,450,508
                                                 -----------
Expenses
Advisory fee                                       5,468,755
Distribution fee--Class A                          1,548,135
Distribution fee--Class B                          3,177,100
Distribution fee--Class C                          1,399,116
Distribution fee--Class R                                 46
Transfer agency                                    1,774,999
Custodian                                            265,554
Printing                                             192,872
Audit and legal                                      162,316
Administrative                                        98,000
Registration fees                                     88,938
Directors' fees                                       18,463
Miscellaneous                                         52,682
                                                 -----------
Total expenses before interest expense            14,246,976
Interest expense                                     823,851
                                                 -----------
Total expenses                                    15,070,827
Less: expenses waived and reimbursed
by the Adviser (see Note B)                         (446,912)
Less: expense offset arrangement
(see Note B)                                            (139)
                                                 -----------
Net expenses                                                        14,623,776
                                                                   -----------
Net investment income                                               57,826,732
                                                                   -----------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                           46,942,350
  Written options                                                   (6,750,324)
  Futures contracts                                                 (1,261,741)
  Swap contracts                                                    (6,327,430)
Net change in unrealized
appreciation/depreciation of:
  Investments                                                      (27,719,264)
  Written options                                                       (5,000)
  Futures contracts                                                  8,783,736
  Swap contracts                                                      (301,709)
                                                                   -----------
Net gain on investment
  transactions                                                      13,360,618
                                                                   -----------
Net Increase in Net Assets
  from Operations                                                  $71,187,350
                                                                   ===========




See notes to financial statements.


18 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS


                                                  July 1, 2003
                                    Year Ended          to        Year Ended
                                    September 30,   September 30,   June 30,
                                        2004           2003*         2003
                                    ============ ============== ==============
Net Increase (Decrease) in Net
Assets from Operations
Net investment income                $57,826,732    $15,915,883    $72,585,956
Net realized gain (loss) on
 investment transactions              32,602,855     24,829,508    (51,405,583)
Net change in unrealized
  appreciation/depreciation
  of investments                     (19,242,237)   (31,793,337)   180,392,459
                                    ------------ -------------- --------------
Net increase in net assets
  from operations                     71,187,350      8,952,054    201,572,832
Dividends and Distributions to
Shareholders from
Net investment income
  Class A                            (30,964,784)    (8,307,900)   (35,897,785)
  Class B                            (16,743,588)    (5,467,237)   (26,405,194)
  Class C                             (7,389,724)    (2,207,358)   (10,193,042)
  Class R                                   (534)            -0-            -0-
  Advisor Class                         (203,931)       (40,918)       (69,827)
Tax return of capital
  Class A                                     -0-            -0-    (1,251,077)
  Class B                                     -0-            -0-      (920,250)
  Class C                                     -0-            -0-      (355,239)
  Advisor Class                               -0-            -0-        (2,434)
Capital Stock Transactions
Net decrease                        (205,155,519)   (57,741,250)  (140,779,501)
                                    ------------ -------------- --------------
Total decrease                      (189,270,730)   (64,812,609)   (14,301,517)
Net Assets
Beginning of period                1,079,682,815  1,144,495,424  1,158,796,941
                                    ------------ -------------- --------------
End of period (including undistributed/
  (distributions in excess of) net
  investment income of $359,434,
  ($2,349,426) and ($2,436,049),
  respectively)                     $890,412,085 $1,079,682,815 $1,144,495,424
                                    ============ ============== ==============



* The Portfolio changed its fiscal year end from June 30 to September 30. See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 19


NOTES TO FINANCIAL STATEMENTS
September 30, 2004

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Corporate Bond Portfolio. The Corporate Bond Portfolio (the "Portfolio") offers Class A, Class B, Class C, Class R and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and certain retirement plan accounts. All five classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices

20 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Notes to Financial Statements

on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 21


3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts as adjustments to interest income. Additionally, the Portfolio amortizes premiums on debt securities for financial statement reporting purposes.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Class R and Advisor Class shares. Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Change of Fiscal Year End

During 2003, the Portfolio changed its fiscal year end from June 30 to September 30. Accordingly, the statement of changes in net assets and financial highlights include the period from July 1, 2003 to September 30, 2003.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the first $500 million and .50% in excess of $500 million of the Portfolio's average net assets. Effective September 7, 2004 the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Portfolio at the reduced annual rate discussed above. Through September 6, 2004 such waiver amounted to $426,912. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

22 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Notes to Financial Statements

For the year ended September 30, 2004, the Adviser voluntarily agreed to reimburse the Portfolio for certain expenses in the amount of $20,000.

Pursuant to the advisory agreement, the Portfolio paid $98,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended September 30, 2004.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,081,581 for the year ended September 30, 2004.

For the year ended September 30, 2004, the Portfolio's expenses were reduced by $139 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $21,917 from the sales of Class A shares and received $13,383, $26,815, and $13,910, respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2004.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares, .50 of 1% of the average daily net assets attributable to Class R shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $12,051,057 and $6,266,189 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 23


NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2004, were as follows:
                                               Purchases              Sales
                                            ==============        ============
Investment securities (excluding
  U.S. government securities)               $2,345,663,884      $2,617,309,960
U.S. government securities                              -0-                 -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding written options and swaps) are as follows:

Cost                                                              $952,955,214
                                                                  ------------
Gross unrealized appreciation                                      $63,367,004
Gross unrealized depreciation                                       (2,762,001)
                                                                  ------------
Net unrealized appreciation                                        $60,605,003
                                                                  ------------

1. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets and swap agreements (commonly referred to as swaptions).

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value.

24 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Notes to Financial Statements

Transactions in swaptions for the year ended September 30, 2004 were as follows:
                                              Number of             Premiums
                                              Contracts             Received
                                            ==============        ============
Swaptions outstanding at September 30,
  2003                                                -0-         $        -0-
Swaptions written                                  4,098            2,896,626
Swaptions terminated in closing purchase
  transactions                                    (4,028)          (2,579,626)
Swaptions expired                                    (35)            (197,500)
                                            -------------         -----------
Swaptions outstanding at September 30,
  2004                                                35          $  119,500
                                            ==============        ============

2. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 25


Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

At September 30, 2004, the Portfolio had no Sale Contracts outstanding.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended September 30, 2004, the average amount of reverse repurchase agreements outstanding was $66,989,102 and the daily weighted average annualized interest rate was 1.19%.

NOTE E

Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc., (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral

26 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Notes to Financial Statements

received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2004, the Portfolio had loaned securities with a value of $113,076,983 and received cash collateral which was invested in short-term securities valued at $122,421,962 as included in the accompanying portfolio of investments. For the year ended September 30, 2004, the Portfolio earned fee income of $191,405 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 15,000,000,000 shares of $.001 par value capital stock authorized, divided into five classes, designated Class A, Class B, Class C, Class R and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                                        Shares
-------------------------------------------------------------------------------
                                     Year Ended  July 1, 2003 to    Year Ended
                                   September 30,   September 30,      June 30,
                                           2004          2003(a)          2003
-------------------------------------------------------------------------------
Class A
Shares sold                            4,461,502      2,299,751     14,552,214
Shares issued in reinvestment of
  dividends and distributions          1,701,230        463,442      2,138,633
Shares converted from Class B          5,004,729      1,013,392      5,513,902
Shares redeemed                      (13,829,610)    (5,282,724)   (24,652,867)
Net decrease                          (2,662,149)    (1,506,139)    (2,448,118)
-------------------------------------------------------------------------------
Class B
Shares sold                            2,154,985      1,125,168      6,602,364
Shares issued in reinvestment of
  dividends and distributions            832,039        272,119      1,355,293
Shares converted to Class A           (5,000,439)    (1,012,515)    (5,511,083)
Shares redeemed                       (9,436,877)    (3,089,416)   (10,500,542)
Net decrease                         (11,450,292)    (2,704,644)    (8,053,968)
-------------------------------------------------------------------------------
Class C
Shares sold                            1,532,581        610,572      3,130,196
Shares issued in reinvestment of
  dividends and distributions            316,396         98,457        476,779
Shares redeemed                       (4,628,642)    (1,512,151)    (6,386,613)
Net decrease                          (2,779,665)      (803,122)    (2,779,638)
-------------------------------------------------------------------------------
(a)  The Portfolio changed its fiscal year end from June 30 to September 30.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 27

                                              Shares
---------------------------------------------------------------------------------------
                                   Year Ended     July 1, 2003 to      August 8, 2002(b)
                                September 30,       September 30,            to June 30,
                                         2004             2003(a)                  2003
---------------------------------------------------------------------------------------
Advisor Class
Shares sold                           101,095             54,241                424,628
Shares issued in reinvestment of
  dividends and distributions          17,041              3,354                  5,258
Shares redeemed                      (351,762)            (7,816)              (238,961)
Net increase (decrease)              (233,626)            49,779                190,925
---------------------------------------------------------------------------------------
                                  November 3,
                                   2003(b) to
                                September 30,
                                         2004
---------------------------------------------
Class R
Shares sold                               846
Net increase                              846
---------------------------------------------

(a)  The Portfolio changed its fiscal year end from June 30 to September 30.
(b)  Commencement of distribution.

                                                           Amount
---------------------------------------------------------------------------------------
                                     Year Ended      July 1, 2003 to       Year Ended
                                   September 30,     September 30,           June 30,
                                           2004              2003(a)             2003
---------------------------------------------------------------------------------------
Class A
Shares sold                         $53,778,453       $26,935,735        $185,571,781
Shares issued in reinvestment of
  dividends and distributions        20,476,419         5,434,050          23,617,128
Shares converted from Class B        60,239,503        11,838,281          36,289,286
Shares redeemed                    (166,068,888)      (61,727,603)       (271,702,238)
Net decrease                       $(31,574,513)     $(17,519,537)       $(26,224,043)
---------------------------------------------------------------------------------------
Class B
Shares sold                         $25,956,985       $13,146,628         $73,365,336
Shares issued in reinvestment of
  dividends and distributions        10,006,532         3,188,136          14,932,280
Shares converted to Class A         (60,239,503)      (11,838,281)        (36,289,286)
Shares redeemed                    (113,115,838)      (35,980,527)       (139,384,003)
Net decrease                      $(137,391,824)     $(31,484,044)       $(87,375,673)
---------------------------------------------------------------------------------------
Class C
Shares sold                         $18,454,991        $7,136,477         $34,950,768
Shares issued in reinvestment of
  dividends and distributions         3,805,919         1,154,551           5,255,130
Shares redeemed                     (55,668,836)      (17,610,706)        (69,528,339)
Net decrease                       $(33,407,926)      $(9,319,678)       $(29,322,441)
---------------------------------------------------------------------------------------

(a)The Portfolio changed its fiscal year end from June 30 to September 30.


28 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Notes to Financial Statements

                                        Amount
                                    Year Ended      July 1, 2003 to   August 8, 2002(b)
                                  September 30,       September 30,         to June 30,
                                          2004              2003(a)               2003
---------------------------------------------------------------------------------------
Advisor Class
Shares sold                         $1,220,358            $634,690           $4,825,230
Shares issued in reinvestment of
  dividends and distributions          204,868              39,366               60,857
Shares redeemed                     (4,216,532)            (92,047)          (2,743,431)
Net increase (decrease)            $(2,791,306)           $582,009           $2,142,656
---------------------------------------------------------------------------------------
                                    November 3,
                                    2003(b) to
                                 September 30,
                                          2004
----------------------------------------------
Class R
Shares sold                            $10,050
Net increase                           $10,050
----------------------------------------------

(a) The Portfolio changed its fiscal year end from June 30 to September 30.
(b) Commencement of distributions.


NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $500 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2004.

NOTE H

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 29


Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government. Idemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE I
Distributions to Shareholders

The tax character of distributions paid during the fiscal periods ended September 30, 2004, September 30, 2003 and June 30, 2003 were as follows:

                               September 30,     September 30,       June 30,
                                   2004              2003             2003

Distributions paid from:
  Ordinary income              $55,302,561         $16,023,413    $72,565,848
                               -----------         -----------    -----------
  Total taxable distributions   55,302,561          16,023,413     72,565,848
  Tax return of capital                 -0-                 -0-     2,529,000
                               -----------          ----------    -----------
Total distributions paid       $55,302,561         $16,023,413    $75,094,848
                               -----------          ----------    -----------

As of September 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Undistributed ordinary income                                    $2,860,922
Accumulated capital and other losses                            (323,656,056)(a)
Unrealized appreciation/(depreciation)                            60,578,446(b)
                                                               -------------
Total accumulated earnings/(deficit)                           $(260,216,688)
                                                               -------------

(a) On September 30, 2004, the Portfolio had a net capital loss carryforward for federal income tax purposes of $323,656,056 of which $82,403,328 expires in the year 2007, $54,554,000 expires in the year 2008, $52,066,319 expires in the year 2009 and $134,632,409 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized capital loss carryforwards of $40,743,209.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax treatment of swap income and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to the tax treatment of bond premium and the tax treatment of swap income, resulted in a net increase in undistributed net investment income and a net increase in accu-

30 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Notes to Financial Statements

mulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 31


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

32 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Notes to Financial Statements

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 33


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                   Class A
                                            ------------------------------------------------------------------------------
                                                           July 1,
                                                Year         2003
                                               Ended           to                  Year Ended June 30,
                                            Sept. 30,    Sept. 30,    --------------------------------------------------
                                                2004(a)      2003(b)      2003         2002(c)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
beginning of period                           $11.97       $12.03       $10.70       $12.29       $11.91       $12.49
Income From Investment
Operations
Net investment income(d)                         .75(e)       .18          .77          .94          .97        1.04
Net realized and unrealized
gain (loss) on investment
transactions                                     .18         (.06)        1.35        (1.55)         .42         (.55)
Net increase (decrease) in net asset
value from operations                            .93          .12         2.12         (.61)        1.39          .49
Less: Dividends and
Distributions
Dividends from net investment
income                                          (.72)        (.18)        (.76)        (.94)        (.97)       (1.04)
Distributions in excess of
net investment income                             -0-          -0-          -0-          -0-        (.01)          -0-
Tax return of capital                             -0-          -0-        (.03)        (.04)        (.03)        (.03)
Total dividends and distributions               (.72)        (.18)        (.79)        (.98)       (1.01)       (1.07)
Net asset value, end of period                $12.18       $11.97       $12.03       $10.70       $12.29       $11.91
Total Return
Total investment return based on
net asset value(f)                              8.01%        1.06%       20.75%       (5.51)%      12.03%        4.11%
Ratios/Supplemental Data
Net assets, end of period
(000's omitted)                             $512,458     $535,318     $555,979     $520,984     $530,446     $473,578
Ratio to average net assets of:
  Expenses, net of waivers/
  reimbursements                                1.16%        1.20%(g)     1.16%        1.12%        1.31%        1.12%
  Expenses, before waivers/
  reimbursements                                1.20%        1.20%(g)     1.16%        1.12%        1.31%        1.12%
  Expenses, before waivers/
  reimbursements, excluding
  interest expense                              1.12%        1.15%(g)     1.13%        1.09%        1.09%        1.11%
  Net investment income                         6.25%(e)     6.18%(g)     6.96%        7.79%        7.95%        8.51%
Portfolio turnover rate                          230%          65%         171%         276%         340%         302%




See footnote summary on page 39.


34 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights



                                                                                  Class B
                                            ------------------------------------------------------------------------------
                                                           July 1,
                                                Year         2003
                                               Ended           to              Year Ended June 30,
                                            Sept. 30,    Sept. 30,    --------------------------------------------------
                                                2004(a)      2003(b)      2003         2002(c)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
beginning of period                           $11.96       $12.02       $10.70       $12.30       $11.92       $12.49
Income From Investment
Operations
Net investment income(d)                         .66(e)       .16          .69          .85          .88          .95
Net realized and unrealized
gain (loss) on investment
transactions                                     .19         (.06)        1.35        (1.55)         .42         (.54)
Net increase (decrease) in net asset
value from operations                            .85          .10         2.04         (.70)        1.30          .41
Less: Dividends and
Distributions
Dividends from net investment
income                                          (.64)        (.16)        (.70)        (.85)        (.88)        (.95)
Distributions in excess of
net investment income                             -0-          -0-          -0-        (.01)        (.01)          -0-
Tax return of capital                             -0-          -0-        (.02)        (.04)        (.03)        (.03)
Total dividends and distributions               (.64)        (.16)        (.72)        (.90)        (.92)        (.98)
Net asset value, end of period                $12.17       $11.96       $12.02       $10.70       $12.30       $11.92
Total Return
Total investment return based on
net asset value(f)                              7.26%         .88%       19.85%       (6.23)%      11.24%        3.39%
Ratios/Supplemental Data
Net assets, end of period
(000's omitted)                             $251,173     $383,763     $418,095     $458,394     $509,953     $477,259
Ratio to average net assets of:
  Expenses, net of waivers/
  reimbursements                                1.89%        1.92%(g)     1.88%        1.83%        2.03%        1.83%
  Expenses, before waivers/
  reimbursements                                1.93%        1.92%(g)     1.88%        1.83%        2.03%        1.83%
  Expenses, before waivers/
  reimbursements, excluding
  interest expense                              1.84%        1.87%(g)     1.85%        1.80%        1.81%        1.83%
  Net investment income                         5.55%(e)     5.48%(g)     6.27%        7.05%        7.18%        7.77%
Portfolio turnover rate                          230%          65%         171%         276%         340%         302%




See footnote summary on page 39.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 35



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                  Class C
                                            ------------------------------------------------------------------------------
                                                           July 1,
                                                Year         2003
                                               Ended           to               Year Ended June 30,
                                            Sept. 30,    Sept. 30,    --------------------------------------------------
                                                2004(a)      2003(b)      2003         2002(c)      2001         2000
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
beginning of period                           $11.96       $12.02       $10.70       $12.30       $11.91       $12.49
Income From Investment
Operations
Net investment income(d)                         .67(e)       .16          .69          .85          .89          .94
Net realized and unrealized
gain (loss) on investment
transactions                                     .19         (.06)        1.35        (1.55)         .42         (.54)
Net increase (decrease) in net asset
value from operations                            .86          .10         2.04         (.70)        1.31          .40
Less: Dividends and
Distributions
Dividends from net
investment income                               (.64)        (.16)        (.70)        (.85)        (.89)        (.95)
Distributions in excess of
net investment income                             -0-          -0-          -0-        (.01)          -0-          -0-
Tax return of capital                             -0-          -0-        (.02)        (.04)        (.03)        (.03)
Total dividends and distributions               (.64)        (.16)        (.72)        (.90)        (.92)        (.98)
Net asset value, end of period                $12.18       $11.96       $12.02       $10.70       $12.30       $11.91
Total Return
Total investment return based on
net asset value(f)                              7.35%         .88%       19.85%       (6.23)%      11.33%        3.30%
Ratios/Supplemental Data
Net assets, end of period
(000's omitted)                             $126,685     $157,719     $168,123     $179,418     $185,022     $176,814
Ratio to average net assets of:
  Expenses, net of waivers/
  reimbursements                                1.87%        1.91%(g)     1.87%        1.82%        2.03%        1.83%
  Expenses, before waivers/
  reimbursements                                1.92%        1.91%(g)     1.87%        1.82%        2.03%        1.83%
  Expenses, before waivers/
  reimbursements,
  excluding interest
  expense                                       1.84%        1.86%(g)     1.84%        1.79%        1.81%        1.82%
  Net investment income                         5.55%(e)     5.49%(g)     6.28%        7.07%        7.22%        7.75%
Portfolio turnover rate                          230%          65%         171%         276%         340%         302%




See footnote summary on page 39.


36 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO



Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

Financial Highlights

                                                        Class R
-----------------------------------------------------------------

                                                      November 3,
                                                       2003(h) to
                                                        Sept. 30,
                                                          2004(a)
-----------------------------------------------------------------
Net asset value, beginning of period                       $11.88
Income From Investment Operations
Net investment income(d)(e)                                   .66
Net realized and unrealized gain on investment transactions   .27
Net increase in net asset value from operations               .93
Less: Dividends
Dividends from net investment income                         (.63)
Net asset value, end of period                             $12.18
Total Return
Total investment return based on net asset value(f)          8.04%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                     $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(g)                 1.34%
  Expenses, before waivers/reimbursements(g)                 1.39%
  Expenses, before waivers/reimbursements,
    excluding interest expense(g)                            1.31%
  Net investment income(e)(g)                                6.04%
Portfolio turnover rate                                       230%




See footnote summary on page 39.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     Advisor Class
                                            ------------------------------------
                                                Year       July 1,     August 8,
                                               Ended      2003 to,       2002(h)
                                            Sept. 30,    Sept. 30,   to June 30,
                                              2004(a)      2003(b)          2003
                                            -----------  -----------  -----------
Net asset value, beginning of period          $11.98       $12.03       $10.21
Income From Investment Operations
Net investment income(d)                         .84(e)       .19          .69
Net realized and unrealized gain (loss) on
  investment transactions                        .13         (.05)        1.85
Net increase in net asset value from operations  .97          .14         2.54
Less: Dividends and Distributions
Dividends from net investment income            (.76)        (.19)        (.70)
Tax return of capital                             -0-          -0-        (.02)
Total dividends and distributions               (.76)        (.19)        (.72)
Net asset value, end of period                $12.19       $11.98       $12.03
Total Return
Total investment return based on
  net asset value(f)                            8.34%        1.22%       25.70%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $86       $2,883       $2,298
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .88%         .91%(g)      .88%(g)
  Expenses, before waivers/reimbursements        .92%         .91%(g)      .88%(g)
  Expenses, before waivers/reimbursements,
    excluding interest expense                   .83%         .86%(g)      .85%(g)
  Net investment income                         6.52%(e)     6.51%(g)     6.90%(g)
Portfolio turnover rate                          230%          65%         171%


See footnote summary on page 39.


38 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO



(a) As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended September 30, 2004, was to increase net investment income per share by $.02 for Class A, B, C, R and Advisor Class and decrease net realized and unrealized gain on investment transactions per share by $.02 for Classs A, B, C, R and Advisor Class. Consequently, the ratios of net investment income to average net assets increased by 0.18%, 0.16%, 0.16%, 0.17% and 0.18% for Class A, B, C, R and Advisor Class, respectively.

(b)  The Portfolio changed its fiscal year end from June 30 to September 30.

(c) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share and net realized and unrealized loss on investments per share by less than $.01 for Class A, Class B and Class C, respectively, and decrease the ratio of net investment income to average net assets from 7.82% to 7.79% for Class A, from 7.08% to 7.05% for Class B and from 7.10% to 7.07% for Class C. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

(e)  Net of expenses waived and reimbursed by the Adviser.

(f) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h)  Commencement of distribution.

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 39


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Bond Fund, Inc. Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Corporate Bond Portfolio (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) as of September 30, 2004, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Corporate Bond Portfolio of the AllianceBernstein Bond Fund, Inc. at September 30, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

New York, New York
November 22, 2004

40 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


BOARD OF DIRECTORS

Board of Directors

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Donald J. Robinson(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Matthew D.W. Bloom, Vice President
Paul J. DeNoon, Vice President
Jeffrey S. Phlegar, Vice President
Lawrence J. Shaw(2), Vice President
Michael A. Snyder(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public
Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004



(1)  Member of the Audit Committee and Governance and Nominating Committee.

(2) Messrs. Shaw and Snyder are the persons primarily responsible for the day-to-day management of the Portfolio's investment portfolio.

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 41


MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                               PORTFOLIOS
                                                                 IN FUND        OTHER
NAME,                                     PRINCIPAL              COMPLEX     DIRECTORSHIP
ADDRESS, DATE OF BIRTH,                 OCCUPATION(S)          OVERSEEN BY     HELD BY
(YEAR ELECTED*)                     DURING PAST 5 YEARS        DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.        Investment Adviser and an              113          None
2 Sound View Drive           independent consultant. He was
Suite 100                    formerly Senior Manager of Barrett
Greenwich, CT 06830          Associates, Inc., a registered
9/7/32                       investment adviser, with which
(1998)                       he had been associated since
Chairman of the Board        prior to 1999. He was formerly
                             Deputy Comptroller and Chief
                             Investment Officer of the State
                             of New York and, prior thereto,
                             Chief Investment Officer of the
                             New York Bank for Savings.


Ruth Block**                 Formerly Executive Vice President       94            None
500 SE Mizner Blvd.          and Chief Insurance Officer of The
Boca Raton, FL 33432         Equitable Life Assurance Society
11/7/30                      of the United States; Chairman and
(1987)                       Chief Executive Officer of Evlico;
                             Director of Avon, BP (oil and gas),
                             Ecolab Incorporated (specialty
                             chemicals), Tandem Financial
                             Group, and Donaldson Lufkin &
                             Jenrette Securities Corporation;
                             former Governor at Large, National
                             Association of Securities Dealers, Inc.

David H. Dievler             Independent consultant. Until            98          None
P.O. Box 167                 December 1994, he was Senior
Spring Lake, NJ 07762        Vice President of Alliance Capital
10/23/29                     Management Corporation ("ACMC")
(1987)                       responsible for mutual fund administration.
                             Prior to joining ACMC in 1984, he was
                             Chief Financial Officer of Eberstadt
                             Asset Management since 1968.
                             Prior to that, he was Senior Manager
                             at Price Waterhouse & Co. Member
                             of American Institute of Certified
                             Public Accountants since 1953.

John Dobkin                  Consultant. Formerly President           96          None
P.O. Box 12                  of Save Venice, Inc. (preservation
Annandale, NY 12504          organization) from 2001 - 2002, Senior
2/19/42                      Advisor from June 1999 - June 2000
(1998)                       and President of Historic Hudson Valley
                             (historic preservation) from December
                             1989 - May 1999. Previously, Director
                             of the National Academy of Design.
                             During 1988 - 1992, he was Director
                             and Chairman of the Audit Committee
                             of ACMC.


42 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Management of the Fund

                                                               PORTFOLIOS
                                                                 IN FUND        OTHER
NAME,                                     PRINCIPAL              COMPLEX     DIRECTORSHIP
ADDRESS, DATE OF BIRTH,                 OCCUPATION(S)          OVERSEEN BY     HELD BY
(YEAR ELECTED*)                      DURING PAST 5 YEARS        DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Donald J. Robinson           Senior Counsel to the law firm of        95          None
98 Hell's Peak Road          Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161             since prior to 1999. Formerly a senior
8/24/34                      partner and a member of the Executive
(1996)                       Committee of that firm. He was also a
                             member and Chairman of the Municipal
                             Securities Rulemaking Board and a
                             Trustee of the Museum of the City of
                             New York.

INTERESTED DIRECTOR
Marc O. Mayer++              Executive Vice President of ACMC         66          None
1345 Avenue of the Americas  since 2001; prior thereto, Chief
New York, NY 10105           Executive Officer of Sanford C.
10/2/57                      Bernstein &Co., LLC and its
(2003)                       predecessor since prior to 1999.



*  There is no stated term of office for the Fund's directors.

** Ms.Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#  Member of the Audit Committee and Governance and Nominating Committee.

++ Mr.Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, investment adviser.

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 43


Officer Information
Certain information concerning the Fund's Officers is set forth below.

                              PRINCIPAL
NAME, ADDRESS*,               POSITION(S)                       PRINCIPAL OCCUPATION
AND DATE OF BIRTH           HELD WITH FUND                       DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Marc O. Mayer             President and Chief        See biography above.
10/2/1957                 Executive Officer

Philip L. Kirstein        Senior Vice President      Senior Vice President and Independent
5/29/1945                 & Independent              Compliance Officer--Mutual Funds of
                          Compliance Officer         ACMC with which he has been associated since
                                                     October 2004. Prior thereto, he was Counsel
                                                     of Kirkpatrick & Lockhart, LLP from 2003 to
                                                     October 2004, and General Counsel and First
                                                     Vice President of Merrill Lynch Investment
                                                     Managers since prior to 1999

Matthew D.W. Bloom        Vice President             Senior Vice President ACMC**, with
7/15/1956                                            which he has been associated since prior to
                                                     1999.

Paul J. DeNoon            Vice President             Senior Vice President of ACMC**, with
4/18/1962                                            which he has been associated since prior to
                                                     1999.

Jeffrey S. Phlegar        Vice President             Executive Vice President of ACMC**,
6/28/1966                                            with which he has been associated since prior
                                                     to 1999.

Lawrence J. Shaw          Vice President             Senior Vice President of ACMC, **with
2/9/1951                                             which he has been associated since prior to
                                                     1999.

Michael A. Snyder         Vice President             Senior Vice President of ACMC** since
4/18/1962                                            May, 2001. Previously he was a Managing
                                                     Director in the high yield asset group at
                                                     Donaldson, Lufkin & Jenrette Corporation since
                                                     prior to 1999.

Mark R. Manley            Secretary                  Senior Vice President, Deputy General
10/23/1962                                           Counsel and Chief Compliance Officer of ACMC
                                                     with which he has been associated since prior
                                                     to 1999.


44 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Management of the Fund

                              PRINCIPAL
NAME, ADDRESS*,               POSITION(S)                       PRINCIPAL OCCUPATION
AND DATE OF BIRTH           HELD WITH FUND                       DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Mark D. Gersten           Treasurer and Chief        Senior Vice President of Alliance Global
10/4/1950                 Financial Officer          Investor Services,Inc. ("AGIS")** and Vice
                                                     President of AllianceBernstein Investment
                                                     Research and Management,Inc. ("ABIRM")**, with
                                                     which he has been associated since prior to
                                                     1999.

Vincent S. Noto           Controller                 Vice President of AGIS**, with which he
12/14/1964                                           has been associated since prior to 1999.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 45


ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund
Health Care Fund*
Mid-Cap Growth Fund
Premier Growth Fund*
Small Cap Growth Fund
Technology Fund*

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds

Domestic

Balanced Shares
Disciplined Value Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds

Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest or send money.

* Effective December 15, 2004, these Funds will be renamed as follows: Health Care Fund to Global Health Care Fund; Premier Growth Fund to Large Cap Growth Fund; Technology Fund to Global Technology Fund; and Disciplined Value Fund to Focused Growth & Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

46 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NOTES

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 47


NOTES

48 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

CBPAR0904





ITEM 2.  CODE OF ETHICS.


(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant?s code of ethics is filed herewith as
Exhibit 11(a)(1).


(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.


(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


The registrant?s Board of Directors has determined that independent directors William H. Foulk, Jr. and David H. Dievler qualify as audit committee financial experts.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor, Ernst & Young LLP, for the Fund?s last two fiscal years for professional services rendered for: (i) the audit of the Fund?s annual financial statements included in the Fund?s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund?s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.


                                                    Audit-Related
                                    Audit Fees            Fees        Tax Fees
-------------------------------------------------------------------------------
Corporate Bond Portfolio      2003*   $29,250           $1,024         $ 3,469
                              2004    $47,000           $5,145         $25,064

*During the course of calendar year 2003, the Portfolio changed it's fiscal year end from June 30 to September 30. Fees for 2003 are for the period July 1, 2003 through September 30, 2003.

 (d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund?s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund?s independent auditors. The Fund?s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) ? (c) are for services pre-approved by the Fund?s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund?s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (?Service Affiliates?), which include conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70:

                                                             Total Amount of
                                                         Foregoing Column Pre-
                                 All Fees for            approved by the Audit
                             Non-Audit Services                 Committee
                              Provided to the            (Portion Comprised of
                           Portfolio, the Adviser          Audit Related Fees)
                                and Service              (Portion Comprised of
                                Affiliates                       Tax Fees)
                         -------------------------------------------------------

Corporate Bond Portfolio    2003*   $   34,543                [$4,493]
                                                              ($1,024)
                                                              ($3,469)


                            2004    $1,231,941              [$280,209]
                                                            ($255,145)
                                                             ($25,064)



*During the course of calendar year 2003, the Portfolio changed it's fiscal year end from June 30 to September 30. Fees for 2003 are for the period July 1, 2003 through September 30, 2003.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund?s independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor?s independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.


Not applicable to the registrant.


ITEM 6.  SCHEDULE OF INVESTMENTS.


Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not applicable to the registrant.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


Not applicable to the registrant.


ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund?s Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 10.  CONTROLS AND PROCEDURES.


(a) The registrant?s principal executive officer and principal financial officer have concluded that the registrant?s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.


(b) There were no significant changes in the registrant?s internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 11.  EXHIBITS.


The following exhibits are attached to this Form N-CSR:


      EXHIBIT NO.           DESCRIPTION OF EXHIBIT
      -----------           ----------------------
     11 (a) (1)            Code of ethics that is subject to the disclosure of
                           Item 2 hereof


     11 (b) (1)            Certification of Principal Executive Officer
                           Pursuant to Section 302 of the Sarbanes-Oxley Act of
                           2002


     11 (b) (2)            Certification of Principal Financial Officer
                           Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


     11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant): AllianceBernstein Bond Fund, Inc.


By:   /s/ Marc O. Mayer
      Marc O. Mayer
      President


Date: November 29, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Marc O. Mayer
      Marc O. Mayer
      President


Date: November 29, 2004

By:   s/ Mark D. Gersten
      Mark D. Gersten
      Treasurer and Chief Financial Officer


Date: November 29, 2004